RENO AIR
                                STOCK OPTION PLAN
                            AS RESTATED MAY 23, 1996


         Reno Air, Inc., a Nevada corporation (the "Corporation"), hereby adopts this Stock Option Plan.

                                    ARTICLE I

                                     PURPOSE

         The purpose of this Plan is to permit the Corporation to grant to its employees, directors and consultants options to purchase shares of its common stock. The options will promote the growth and general prosperity of the Corporation by making the Corporation better able to attract and retain the best available persons for positions of substantial responsibility. The options will provide an additional incentive to certain key employees, directors and consultants of the Corporation to acquire a proprietary interest in the Corporation, to continue in their positions with the Corporation, and to increase their efforts on behalf of the Corporation. Nothing contained in this Plan, or in any option granted pursuant to the Plan, shall confer upon any Optionee any right to continue as an employee, director and/or consultant at any time or to limit in any way the right of the Corporation to terminate the optionee as an employee, director and/or consultant at any time. The options granted pursuant to this Plan shall be non-statutory options.

                                   ARTICLE II

                                   ELIGIBILITY

         Options shall be granted under this Plan only to (1) employees of the Corporation who render those types of services which tend to contribute materially to the success of the Corporation and (2) directors and consultants of the Corporation who are not employees who perform services of special importance to the management, operation, and development of the business of the Corporation.

                                   ARTICLE III

                              STOCK TO BE OPTIONED

         The maximum number of shares which can be optioned and sold under this Plan is Two Million Nine Hundred Thousand (2,900,000) shares of common stock of the Corporation. Such shares may be unissued shares or shares purchased or to be purchased by the Corporation. If any option granted under the Plan shall terminate for any reason or expire before such option is exercised in full, the securities which might otherwise have been issued on exercise of such option shall again become available for purposes of this Plan.

                                   ARTICLE IV

                               GRANTING OF OPTIONS

         The Board of Directors may, from time to time and upon such terms and conditions as they may determine, authorize the grant of options to eligible employees, directors and consultants. Each such grant may be for any or all of the stock subject to this Plan and shall be subject to the following:

         A. Each option shall specify the number of shares of common stock of the Corporation to which it pertains or a method for determining such number. The option price for shares of stock of the Corporation to be issued under this Plan shall be greater than or equal to the fair market value of such shares on the date on which the option covering such shares is granted. The date of grant of each option shall be the date of its authorization by the Board. The fair market value of shares of stock for all purposes of this Plan shall be determined by the Board in its sole discretion, exercised in good faith.

         B. Successive grants may be made to the same eligible employee, director and/or consultant whether or not any option or portions thereof previously granted to such eligible employee, director, and/or consultant remains unexercised.

         C. No option shall be exercisable after the end of its term which shall not be more than ten (10) years from the date the option is granted (hereafter "Option Expiration Date") or, if earlier, more than thirty (30) days after the termination of the Optionee as an employee, director and/or consultant of the Corporation for any reason other than retirement or death; provided, however, that the Board of Directors may extend such thirty (30) day period for a period not to exceed two years following the date of termination but in no event beyond the applicable Option Expiration Date. Any portion of an option that expires hereunder shall be unexercisable and shall be of no effect whatsoever after such expiration, notwithstanding that such Optionee may continue to be, or may again be, an employee, consultant and/or member of the Board of Directors of the Corporation.

         D. Each option granted may be exercised in whole or in part any time after it vests and prior to its expiration if it has a vesting requirement, and any time after it is granted and prior to its expiration if it has no vesting requirement. Each option shall be exercised by the Optionee by delivering to the Secretary of the Corporation written notice of the exercise. On and as a condition to the exercise of an option, (i) the option price shall be payable in cash, certified or cashier's check, personal check if approved by the Chief Financial Officer, shares of common stock issued by the Corporation owned by the Optionee as provided in Article VII, or on such other terms or for such other consideration as may be approved by the Board of Directors and (ii) any taxes required to be withheld by the Company in connection with the exercise of such options shall have been paid to the Company.

         E. Each grant of an option shall be evidenced by a written agreement executed on behalf of the Corporation by the President, Chief Financial Officer, or General Counsel or any other officer designated by the Board of Directors and delivered to and accepted by the Optionee. Each grant shall contain such terms and provisions, consistent with this Plan, as are designated by the disinterested directors who vote to grant the option.

         F. No Optionee shall have any rights or privileges of a shareholder of the Corporation with respect to any of the shares optioned unless and until such option is exercised and certificates representing such shares have been issued and delivered to the Optionee.

                                    ARTICLE V

                             ADMINISTRATION OF PLAN

         A. The Plan shall be administered by the Board of Directors unless the Board delegates administration to a Committee as provided in paragraph C. of this Article V. The Board shall take action with respect to options granted to a director, by a vote of the majority of the directors present without counting the vote of the affected director, provided, that such directors may be counted in determining the presence of a quorum at the meeting of the Board of Directors.

         B. Subject to the express provisions and restrictions of this Plan, the Board shall have sole authority, in its absolute discretion, (1) to determine which of the employees, directors and/or consultants shall receive options, the time when options shall be granted, the terms and conditions of an option other than those terms and conditions fixed under this Plan, and the number of shares which may be issued on exercise of an option; (2) to prescribe the form or forms of the stock options agreements evidencing any options; (3) to adopt, amend, and rescind such rules and regulations as, in its opinion, may be advisable in the administration of the Plan; and (4) to construe and interpret the Plan, the rules and regulations and the instruments and agreements utilized under the Plan and to make all other determinations deemed necessary or advisable for the administration of the Plan. The Board's interpretation and construction of any provision of the Plan or any instrument or agreement utilized thereunder and any determination by the Board pursuant to any provision of the Plan or any such instrument or agreement shall be final and conclusive.

         C. The Board shall have the authority to delegate some or all of the powers granted to it pursuant to this Article V to the Corporation's Compensation Committee or to a Stock Option Committee (the "Committee") appointed by the Board and consisting of not less than three (3) persons. If administration is delegated to a Committee, the Committee shall have all power and authority theretofore possessed by the Board in connection with the administration of this Plan and shall be authorized to take any action or give any approval herein specified to be taken or given by the Board, in each case, subject to any resolutions adopted by the Board from time to time which are not inconsistent with the provisions of this Plan. Administration of the Plan with respect to members of the Committee shall not be delegated but shall at all times remain vested in the Board of Directors. The Committee shall hold meetings at such times and places as it may determine. The Committee may request advice or assistance of, or employ, such other persons as is necessary for proper administration of the Plan. A quorum of the Committee shall consist of a majority of its members and a Committee may act by a vote of a majority of its members at a meeting at which a quorum is present, or without a meeting by written consent to the action taken signed by all members of the Committee. The Committee shall report to the Board of Directors the name of each Optionee, the number of shares covered by each option, and the terms and conditions of each such option. The Board may, from time to time, remove members from, or add members to the Committee and vacancies on the Committee shall be filled by the Board. Furthermore, the Board can resolve to abolish the Committee at any time and revest in the Board the administration of the Plan. All decisions, determinations and interpretations of the Committee shall be final and binding on all Optionees unless otherwise determined by the Board.

                                   ARTICLE VI

                         AUTHORIZATION TO ISSUE OPTIONS

         Options  granted under the Plan shall be conditioned on the Corporation
obtaining  any  required  regulatory  approval,   free  of  any  conditions  not
acceptable to the Board, authorizing the Corporation to issue such options.

                                   ARTICLE VII

               PURCHASE OF STOCK WITH STOCK ISSUED BY CORPORATION

         Subject to approval of the Board of Directors, each Optionee shall be permitted to pay for some or all of the shares of common stock subject to an option issued to the Optionee under this Plan with shares of common stock issued by the Corporation. This right is conditioned on the Optionee providing to the Corporation such representations and warranties as are satisfactory to the Corporation regarding the Optionee's title to the shares he or she will use to exercise the option, including, but not limited to, representations and warranties that the Optionee has good and marketable title to such shares, free and clear of all liens, encumbrances, charges, equities, claims, security interest, warrants, options, or restrictions, and has full power to deliver such shares without obtaining the consent or approval of any person or governmental authority other than those which have already given consent or approval in a form satisfactory to the Corporation. The equivalent dollar value of the shares used to purchase optioned stock shall be the fair market value of the shares determined by the Board of Directors in its discretion.


                                  ARTICLE VIII

                            TAXES, FEES AND EXPENSES

         The Corporation shall pay all original issue and transfer taxes, if any, with respect to the grant of options under this Plan and the issue and transfer of shares on the exercise of such options, and any other fees and expenses necessarily incurred by the Corporation in connection therewith, and the Corporation will use its best efforts to comply with all laws and regulations which, in the opinion of counsel for the Corporation, shall be applicable thereto. The Corporation will not be responsible for any income taxes assessed against an Optionee as a result of grant of an option to the Optionee or of the Optionee's exercise of an option.

                                   ARTICLE IX

                              WITHHOLDING OF TAXES

         The grant of options hereunder and the issuance of stock pursuant to the exercise of such options is conditioned on the Corporation's right and ability to withhold, in accordance with any applicable law, from any compensation payable to the Optionee, or the Corporation's receipt of prior payment from an Optionee of, the amount of any withholding taxes or other sums required by law to be deducted as a result of the grant or exercise of any options under this Plan. Apart from any amounts withheld by the Corporation or paid to the Corporation by an Optionee, the Optionee shall be responsible and liable for all such income taxes and other taxes and expense.

                                    ARTICLE X

                      AMENDMENT AND TERMINATION OF THE PLAN

         The Board of Directors may modify, suspend, discontinue, amend, terminate, revise, or change the Plan at any time, provided that, except as provided in Article XIII below, the Board shall not amend the Plan as follows without shareholder approval:

         A.       To increase the maximum number of shares subject to the Plan.

         B. To change the designation of class of person eligible to receive options under the Plan.

         C.       To extend the maximum option exercise period.

                                   ARTICLE XI

                            OPTIONS NOT TRANSFERABLE

         Options granted under this Plan may not be sold, pledged, hypothecated, assigned, encumbered, gifted, or otherwise transferred or alienated in any manner, whether voluntarily or involuntarily by operation of law, except as a result of the death of an Optionee or on prior written consent of the Corporation, which will be granted or withheld by the Board of Directors in its discretion.

                                   ARTICLE XII

                       RESTRICTIONS ON ISSUANCE OF SHARES

         During the term of this Plan, the Corporation will use its best efforts to obtain from the appropriate regulatory agencies and authorities any requisite authorization to issue and sell the shares of its stock as are necessary to satisfy the requirements of the Plan. The inability of the Corporation to obtain from any such regulatory agency the authorization deemed by the Corporation's counsel to be necessary to the issuance and sale of any shares of its stock under this Plan shall relieve the Corporation of any liability with respect to the non-issuance or sale of such stock.

                                  ARTICLE XIII

                             ADJUSTMENTS TO OPTIONS

         If the outstanding shares of stock of the Corporation are increased, decreased, changed into, or exchanged for a different number or kind or class of shares through merger, reorganization, recapitalization, reclassification, stock dividend, stock split or reverse stock split, then the number, class and price of such shares to be issued pursuant to this Plan, or the type of security or amount of cash or other consideration to be received upon exercise of options shall be appropriately and proportionately adjusted on authorization of the Board; provided that no such adjustment may be made without the consent of the affected Optionee if, on advice of counsel, the Board determines that such adjustment might result in the receipt of taxable income to holders of options granted under this Plan.

                                   ARTICLE XIV

                         REPRESENTATIONS AND WARRANTIES

         As a condition to the exercise of any portion of an option, the Corporation may require the person exercising such option to make any representations and warranties to the Corporation as may, in the judgment of legal counsel to the Corporation, be required under any applicable law or regulation.

                                   ARTICLE XV

                            RESTRICTIONS ON STOCK AND
                          LEGENDS ON STOCK CERTIFICATES

                  Each certificate representing stock of the Corporation issued pursuant to an option under this Plan shall contain any legends required by any regulatory agency or the legal counsel for the Corporation.

                                   ARTICLE XVI

                              SPECIFIC PERFORMANCE

         The Corporation and its shareholders will be irreparably damaged if this Plan is not specifically enforced. If any dispute arises concerning the sale or other disposition of an option or optioned stock, an injunction may be issued restraining such sale or other disposition of such option or stock pending the determination of such controversy. In the event of any controversy concerning the right or obligation of purchase or sale of any such option or option stock, such right or obligation shall be enforceable in a court of equity by a decree of specific performance. Such remedy shall, however, be cumulative and not exclusive and shall be in addition to any other remedy the parties might have.

                                  ARTICLE XVII

                           NOTICES AND ACCESS TO PLAN

         Any notice to be given to the Corporation pursuant to the provisions of this Plan shall be addressed to the Corporation in care of its President at its principal office, and any notice to be given to an employee and/or director to whom an option is granted hereunder shall be addressed to such Optionee at the address given beneath his signature on his or her stock option agreement, or at such other address as such employee, consultant and/or director or his legacy may hereafter designate in writing to the Corporation. Any such notice shall be deemed duly given when enclosed in a properly sealed envelope or wrapper addressed as provided above, registered or certified, and deposited, postage and registry or certification fee prepaid, in a Post Office or branch Post Office regularly maintained by the United States Postal Service. It shall be the obligation of each Optionee and legacy of an Optionee to provide the President of the Corporation, by letter mailed as provided above, with written notice of his or her correct mailing address.

                                  ARTICLE XVIII

                               INVALID PROVISIONS

         In the event any provision of this Plan document is found to be invalid or otherwise unenforceable under any applicable law, such invalidity or unenforceability shall not be construed as rendering any other provisions contained herein invalid or unenforceable, and all such other provisions shall be given full force and effect to the same extent as though the invalid or unenforceable provision were not contained herein.

                                   ARTICLE XIX

                                 APPLICABLE LAW

         This Plan shall be governed by and construed in accordance with the laws, rule and regulations of the United States and the State of Nevada.

                                   ARTICLE XX

                             SUCCESSORS AND ASSIGNS

         This Plan shall be binding on and inure to the benefit of the Corporation and the persons to whom an option is granted hereunder, and such person's heirs, executors, administrators, legatees, personal representatives, assignees and transferees.

                                   ARTICLE XXI

                                CHANGE IN CONTROL

         A. In the event of a Change of Control, unless otherwise determined by the Board of Directors at the time of grant or by amendment (with the holder's consent) of such grant all outstanding options shall become fully exercisable and vested.

         B.       A "Change of Control" shall be deemed to occur in the event:

                  (a) individuals who, as of July 1, 1994, constitute the entire Board of Directors of the Corporation ("Incumbent Directors") cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a director subsequent to such date whose election, or nomination for election by the Corporation's stockholders, was approved by a vote of at least a majority of the then Incumbent Directors also shall be an Incumbent Director;

                  (b) the stockholders of the Corporation shall approve (i) any merger, consolidation or recapitalization of the Corporation of all or substantially all of the assets of the Corporation (each of the foregoing being an "Acquisition Transaction") where (1) the stockholders of the Corporation immediately prior to such Acquisition Transaction would not immediately after such Acquisition Transaction beneficially own, directly or indirectly, shares representing in the aggregate more than 50% of (A) the then outstanding common stock of the Corporation surviving or resulting from such merger, consolidation or recapitalization or acquiring such assets of the Corporation, as the case may be (the "Surviving Corporation"), (or of its ultimate parent corporation, if any) and (B) the Combined Voting Power (as defined below) of the then outstanding Voting Securities (as defined below) of the Surviving Corporation (or of its ultimate parent corporation, if any) or (2) the Incumbent Directors at the time of the initial approval of such Acquisition Transaction would not immediately after such Acquisition Transaction constitute a majority of the Board of Directors of the Surviving Corporation (or of its ultimate parent corporation, if any) or (ii) any plan or proposal for the liquidation or dissolution of the Company; or

         (c) any Person (as defined below) shall become the beneficial owner (as defined in Rules 13d-3 and 13d-5 under the Exchange Act), directly or indirectly, of securities of the Corporation representing in the aggregate 40% or more of either (i) the then outstanding shares of Corporation Common Stock or
(ii) the Combined Voting Power of all then outstanding Voting Securities of the Corporation; [provided, however, that notwithstanding the foregoing, a Change of Control of the Corporation shall not be deemed to have occurred for purposes of this clause (c) solely as the result of an acquisition of securities directly from the Corporation (not including any conversion of a security that was not acquired directly from the Corporation).]

         C.       For purposes of this Article XXI:

                  (i) "Person" shall mean any individual, entity (including, without limitation, any corporation, partnership, trust, joint venture, association or governmental body) or group (as defined in Sections 13(d)(3) or 14(d)(2) of the Exchange Act and the rule and regulations thereunder); provided, however, that Person shall not include the Corporation or any employee benefit plan of the Corporation.

                  (ii) "Voting Securities" shall mean all securities of a corporation having the right under ordinary circumstances to vote in an election of the Board of Directors of such corporation.

                  (iii) "Combined Voting Power" shall mean the aggregate votes entitled to be cast generally in the election of directors of a corporation by holders of then outstanding Voting Securities of such corporation.

                                  ARTICLE XXII

                         DEATH OR DISABILITY OF OPTIONEE

     Upon the death or permanent disability of an Optionee, all options granted to such Optionee shall become immediately vested.

     Robert M. Rowen, the duly elected Secretary of Reno Air, Inc., a Nevada corporation, certifies that the foregoing Stock Option Plan was duly adopted by the Board of Directors of the Corporation on May 23, 1996.

         Dated this 23rd day of May, 1996.



                                         ------------------------------------
                                         Robert M. Rowen, Secretary